                                                           EXHIBIT 24




                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.


                                       /s/ Dennis R. Washington
                                       ----------------------------------------
                                       Dennis R.  Washington, Chairman

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.

                                       /s/ David H.  Batchelder
                                       ----------------------------------------
                                       David H. Batchelder
                                       Director

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.

                                       /s/ Leonard R. Judd
                                       ----------------------------------------
                                       Leonard R. Judd
                                       Director

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.


                                       /s/ William C. Langley
                                       ----------------------------------------
                                       William C. Langley
                                       Director

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.


                                       /s/ Robert S. Miller, Jr.
                                       ----------------------------------------
                                       Robert S. Miller, Jr.
                                       Director

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.


                                       /s/ Dorn Parkinson
                                       ----------------------------------------
                                       Dorn Parkinson
                                       Director

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.


                                       /s/ Terry W. Payne
                                       ----------------------------------------
                                       Terry W. Payne
                                       Director

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and James E. McCallum, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation (formerly Washington Construction Group, Inc.), Form 10-K Annual Report for fiscal year ended November 30, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 10 day of January, 1997.


                                       /s/ John D. Roach
                                       ----------------------------------------
                                       John D. Roach
                                       Director